Exhibit 10.2

2400 Xenium Lane North, Plymouth, MN 55441 ▪ (763) 551-5000 ▪ www.christopherandbanks.com

Christopher & Banks Announces Extension of $50 Million Secured Credit Facility to 2023

Minneapolis, MN, August 6, 2018 - Christopher & Banks Corporation (NYSE: CBK), a specialty women's apparel retailer, today announced it has extended, on substantially the same terms, its current senior secured revolving credit facility (the "Amended Credit Facility") in the amount of up to $50 million with Wells Fargo Capital Finance (“Wells”), part of Wells Fargo & Company (NYSE: WFC). The Amended Credit Facility provides committed revolving funding through August 3, 2023, as the prior facility was scheduled to expire in September 2019. The Amended Credit Facility includes an additional $5 million FILO (“first-in, last out”) tranche.

Keri L. Jones, President & Chief Executive Officer of Christopher & Banks, commented, "We are very pleased to have extended our credit facility through 2023. We also very much appreciate the support we received from Wells and value their business relationship. Although we do not have any outstanding borrowings under this facility, the available funds will provide additional support for us as we execute on our operating and strategic plans.”

The amount of credit that is available under the Amended Credit Facility is determined as a percentage of the value of eligible inventory and credit card receivables as reduced by certain reserves, all as more fully described in the Amended Credit Facility. The funds from the Amended Credit Facility may be used for working capital, issuance of letters of credit, capital expenditures and other corporate purposes.

Additional information regarding the Amended Credit Facility will be available in a Current Report on Form 8-K to be filed by the Company with the Securities and Exchange Commission on or prior to August 9, 2018.

About Christopher & Banks

Christopher & Banks Corporation is a Minneapolis-based national specialty retailer featuring exclusively designed privately branded women’s apparel and accessories. As of August 6, 2018, the Company operates 461 stores in 45 states consisting of 313 MPW stores, 79 Outlet stores, 36 Christopher & Banks stores, and 33 stores in its women’s plus size clothing division CJ Banks. The Company also operates the www.christopherandbanks.com eCommerce website.

Keywords: Christopher & Banks, CJ Banks, Women’s Clothing, Plus Size Clothing, Petites, Extended Sizes, Outfits.

Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements, made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect our current views with respect to certain events that could have an effect on our future performance. The forward-looking statements relate to expectations concerning matters that are not historical facts and may use the words “will”, "expect", "anticipate", "plan", "intend", "project", "believe", “should”, "drive" "in order to" and similar expressions. Except for historical information, matters discussed in this press release may be considered forward-looking statements.

These forward-looking statements are based largely on information currently available to our management and our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, and are subject to a number of uncertainties and risks, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause the Company's future performance and financial results to differ materially from those expressed or implied by the forward-looking statements. We cannot guarantee their accuracy or our future performance, and there are a number of known and unknown risks, uncertainties, contingencies, and other factors (many of which are outside our control) that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Accordingly, there is no assurance that our expectations will, in fact, be achieved or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, but are not limited to, those factors described in Item 1A, “Risk Factors” and in the “Forward-Looking Statements” disclosure in Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our latest annual report on Form 10-K. All forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized.

COMPANY CONTACT:
Richard Bundy
Chief Financial Officer
(763) 551-5000

INVESTOR RELATIONS CONTACT:
Jean Fontana
ICR, Inc.
(646) 277-1214

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